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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): March 27, 2003


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-10, Mortgage Pass-Through Certificates, Series 2003-10).


                                  CWMBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        333-103029              95-4449516
----------------------------           ------------         -------------------
(State of Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)         Identification No.)

                         4500 Park Granada
                       Calabasas, California         91302
                       ---------------------       ----------
                       (Address of Principal       (Zip Code)
                         Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-10, DEUTSCHE BANK SECURITIES INC. ("DEUTSCHE BANK"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "DEUTSCHE BANK Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-10, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided DEUTSCHE BANK and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DEUTSCHE BANK Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DEUTSCHE BANK Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated March 27, 2003. The CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated March 27, 2003.


------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 24, 2003 and the prospectus supplement dated March 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-10.



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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

    99.1 DEUTSCHE BANK Computational Materials filed on Form SE dated March 27, 2003

    99.2     CSC Computational Materials filed on Form SE dated March 27, 2003


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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.




                                                       By: / s / Darren Bigby
                                                           -------------------
                                                       Darren Bigby
                                                       Vice President


Dated:  March 27, 2003


                                      4
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                                 Exhibit Index
                                 -------------



Exhibit                                                               Page
-------                                                               ----

99.1     DEUTSCHE BANK Computational Materials filed on Form SE
         dated March 27, 2003.                                          6
99.2     CSC Computational Materials filed on Form SE dated
         March 27, 2003.                                                7





                                      5
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                                 EXHIBIT 99.1
                                 ------------

 DEUTSCHE BANK Computational Materials filed on Form SE dated March 27, 2003.




                                      6
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                                 EXHIBIT 99.2
                                 ------------

      CSC Computational Materials filed on Form SE dated March 27, 2003.



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